UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                            SALISBURY BANCORP, INC.
                            -----------------------
               (Exact name of registrant as specified in charter)

Date of Report (Date of earliest event reported):        August 1, 2007
                                                   --------------------------

         Connecticut                 000-24751                   06-1514263
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(State or other jurisdiction        (Commission                (IRS Employer
     of incorporation)              File Number)             Identification No.)

5 Bissell Street, Lakeville, Connecticut                         06039-1868
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(Address of principal executive offices)                         (zip code)

Registrant's telephone number, including area code:  (860) 435-9801
                                                     --------------


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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instructions A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (12 C.F.R. 230.425)

[_] Soliciting material pursuant to Rule 14a-2 under the Exchange Act (17 C.F.R. 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 C.F.R. 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 C.F.R. 240.13e-4(c))

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Section 8.01      Other Events

       Item 8.01.  Other Events.
                   ------------

       On August 1, 2007, Salisbury Bancorp, Inc. (the "Company") issued a press release to announce Salisbury Bank and Trust Company's opening of a full service branch office in Dover Plains, New York. The Dover Plains Branch, which is located at 5 Dover Village Plaza, Dover Plains, New York 12522 opened on August 1, 2007. The opening of the Dover Plains Branch reflects consummation on July 31, 2007 of the purchase of a branch office in New York by the Bank pursuant to the Purchase and Assumption Agreement dated October 3, 2006 by and between the Bank and New York Community Bank. Such branch was relocated to Dover Plains, New York where it opened for business August 1, 2007. A copy of the press release is attached as Exhibit 99.1.

Section 9.01      Financial Statements and Exhibits

         Item 9.01    Financial Statements and Exhibits.
                      ---------------------------------

                (a)   Not Applicable.

                (b)   Not Applicable.

                (c)   Not Applicable.

                (d)   Exhibits.
                      --------

                      99.1. Press Release dated August 1, 2007.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


Dated: August 1, 2007                  SALISBURY BANCORP, INC.


                                       By:    /s/ John F. Perotti
                                            -------------------------------
                                            John F. Perotti
                                            Chairman and Chief Executive Officer